UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

SENECA FOODS CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION DATED SEPTEMBER 21, 2026

SENECA FOODS CORPORATION
350 WillowBrook Office Park
Fairport, New York 14450

[_______________], 2026

Dear Shareholder:

You are cordially invited to a special meeting of shareholders (the “Special Meeting”) of Seneca Foods Corporation (the “Company”), to be held on Wednesday, November 4, 2026 at 1:00 PM, Eastern Time, at the Woodcliff Hotel & Spa, 199 Woodcliff Drive, Fairport, New York, 14450.

Information about the Special Meeting is included in the Notice of Special Meeting of Shareholders and Proxy Statement which follow.

It is important that your shares of Common and Preferred Stock be represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, I urge you to give your immediate attention to voting. Please review the enclosed materials, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

Very truly yours,

/s/ Paul L. Palmby

PAUL L. PALMBY
President and Chief Executive Officer

SENECA FOODS CORPORATION
350 WillowBrook Office Park
Fairport, New York 14450

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 4, 2026

To the Shareholders of Seneca Foods Corporation:

You are hereby notified that a special meeting of shareholders (the “Special Meeting”) of Seneca Foods Corporation (the “Company”) will be held at the Woodcliff Hotel & Spa, 199 Woodcliff Drive, Fairport, New York, 14450, on Wednesday, November 4, 2026 at 1:00 PM, Eastern Time, for the following purposes (which are more fully described in the accompanying proxy statement):

1.

To approve an amendment to the Company’s Restated Certificate of Incorporation to effect a five-for-one forward stock split, with a proportional increase in the number of authorized shares of our Capital Stock, a proportional reduction in the par value of our Class A Common Stock, Class B Common Stock and Six Percent (6%) Voting Cumulative Preferred Stock, and a proportional reduction in the stated value, dividend rate, redemption price and conversion price of the designated series of our Class A Preferred Stock.

2.	To approve an amendment to the Company’s Restated Certificate of Incorporation to remove the Preferred Stock Without Par Value from the authorized shares of the Company.
3.	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record at the close of business on September 14, 2026 are entitled to notice and to vote at the Special Meeting.

The prompt return of your proxy will avoid delay and save the expense involved in further communication. The proxy may be revoked by you at any time prior to its exercise, and the giving of your proxy will not affect your right to vote in person if you wish to attend the Special Meeting.

By Order of the Board of Directors

/s/ Jesse J. Patton

JESSE J. PATTON
Secretary

DATED: [_______________], 2026

Important Notice Regarding the Availability of Proxy Materials for a Special Meeting of Shareholders to be held on November 4, 2026. This proxy statement and form of proxy are available at http://www.senecafoods.com/investors.

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why did I receive this proxy?

The Board of Directors of Seneca Foods Corporation (“Seneca” or the “Company”) is soliciting proxies to be voted at a special meeting of shareholders to be held Wednesday, November 4, 2026, at 1:00 PM, Eastern Time, at the Woodcliff Hotel & Spa, 199 Woodcliff Drive, Fairport, New York, 14450, which we refer to hereinafter as the “Special Meeting.” This proxy statement summarizes the information you need to know to vote by proxy or in person at the Special Meeting. You do not need to attend the Special Meeting in person in order to vote.

Who is entitled to vote?

All record holders of the Company’s voting stock as of the close of business on September 14, 2026 (the “Record Date”) are entitled to vote at the Special Meeting. As of the Record Date, the following shares of voting stock were issued and outstanding: (i) 5,211,510 shares of Class A common stock, $0.25 par value per share (“Class A Common Stock”); (ii) 1,558,207 shares of Class B common stock, $0.25 par value per share (“Class B Common Stock”, and together with the Class A Common Stock, sometimes collectively referred to as the “Common Stock”); (iii) 407,240 shares of 10% Cumulative Convertible Voting Preferred Stock - Series A, $0.025 par value per share (“10% Series A Preferred Stock”); and (iv) 400,000 shares of 10% Cumulative Convertible Voting Preferred Stock - Series B, $0.025 par value per share (“10% Series B Preferred Stock”).

How many votes do I have?

Each share of Class B Common Stock, 10% Series A Preferred Stock, and 10% Series B Preferred Stock is entitled to one vote on each item submitted to you for consideration. Each share of Class A Common Stock is entitled to one-twentieth (1/20) of one vote on each item submitted to you for consideration.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent or with a broker, bank or other nominee (also referred to herein as a “Broker”). Please complete and return all proxy cards to ensure that all your shares are voted.

How do I vote my shares?

Your vote is important. Whether you hold shares directly as a shareholder of record or beneficially in “street name” (through a Broker), you may vote your shares without attending the Special Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your Broker.

If you are a shareholder whose shares are registered in your name, the Board encourages you to follow the instructions on the enclosed proxy card to vote your shares by one of the following methods:

●	By mail, by marking, signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided
●	Voting in person at the Special Meeting

If your shares are held in “street name” through a Broker, as the beneficial owner of those shares you have the right to direct your Broker how to vote the shares in your account. Please follow the instructions from your Broker included on the Voting Instruction Form accompanying these proxy materials to instruct your Broker how to vote your shares so that your vote can be counted. The Voting Instruction Form provided by your Broker may also include information about how to submit your voting instructions by telephone or over the Internet, if such options are available.

Please note that you may NOT vote shares held in street name at the Special Meeting unless you request and receive a “legal proxy” from the organization that holds your shares. Please contact your Broker for instructions regarding obtaining a legal proxy.

What am I voting on?

You will be voting on the following proposals to amend the Company’s Restated Certificate of Incorporation, as amended (the “Current Certificate”):

●

Proposal 1: To approve an amendment to the Current Certificate to effect a five-for-one forward stock split, with a proportional increase in the number of authorized shares of our Capital Stock, a proportional reduction in the par value of our Class A Common Stock, Class B Common Stock and Six Percent (6%) Voting Cumulative Preferred Stock, and a proportional reduction in the stated value, dividend rate, redemption price and conversion price of the designated series of our Class A Preferred Stock.

●	Proposal 2: To approve an amendment to the Current Certificate to remove the Preferred Stock Without Par Value from the authorized shares of the Company.

Will there be any other items of business on the agenda?

We do not know of any other matters that may be presented for action at the Special Meeting. Should any other business come before the Special Meeting, the persons named on the Company’s proxy card will have discretionary authority to vote the shares represented by such proxies. If you hold shares through a Broker as described above, they will not be able to vote your shares on any other business that comes before the Special Meeting unless they receive instructions from you with respect to such matter.

What vote is required to approve the proposal and how are votes counted?

For the approval of each of Proposal 1 and Proposal 2, you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of votes cast is required to approve each proposal. If you mark “Abstain” from voting with respect to each proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will not have discretionary authority to vote your shares with respect to such proposal and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed present and entitled to vote on the proposals, they will have no effect on the outcome of the proposals.

What happens if I return my proxy card without voting on all proposals?

When the proxy is properly executed and returned, the shares it represents will be voted at the Special Meeting in accordance with your directions. If the signed card is returned with no direction on a proposal, the proxy will be voted in the manner recommended by the Board on all matters.

Who has paid for this proxy solicitation?

The Company has paid the entire expense of this proxy statement and any additional materials furnished to shareholders.

PROPOSED AMENDMENTS TO CURRENT CERTIFICATE TO (1) EFFECT A FIVE-FOR-ONE FORWARD STOCK SPLIT, WITH A PROPORTIONAL INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK, A PROPORTIONAL REDUCTION IN THE PAR VALUE OF OUR CLASS A COMMON STOCK, CLASS B COMMON STOCK AND SIX PERCENT (6%) VOTING CUMULATIVE PREFERRED STOCK, AND A PROPORTIONAL REDUCTION IN THE STATED VALUE, DIVIDEND RATE, REDEMPTION PRICE AND CONVERSION PRICE OF THE DESIGNATED SERIES OF OUR CLASS A PREFERRED STOCK AND (2) REMOVE THE PREFERRED STOCK WITHOUT PAR VALUE FROM THE AUTHORIZED SHARES OF THE COMPANY.

On September 21, 2026, our Board unanimously approved and declared advisable, and hereby recommends to our shareholders the approval of the following amendments to the Current Certificate to: (1) effect a five-for-one forward stock split, with a proportional increase in the number of authorized shares of our Capital Stock, a proportional reduction in the par value of our Class A Common Stock, Class B Common Stock and Six Percent (6%) Voting Cumulative Preferred Stock, and a proportional reduction in the stated value, dividend rate, redemption price and conversion price of the designated series of our Class A Preferred Stock and (2) remove the Preferred Stock Without Par Value from the authorized shares of the Company (each such amendment, a “Proposed Amendment”, and collectively, the “Proposed Amendments”).

You must vote separately for each of the Proposed Amendments. The adoption of each of Proposed Amendment No. 1 and Proposed Amendment No. 2 are conditioned upon both Proposed Amendments being approved. Therefore, neither Proposed Amendment No. 1 nor Proposed Amendment No. 2 will be adopted unless both Proposed Amendments are approved.

If the Proposed Amendments are approved by the Company’s shareholders, the Company will file the Proposed Amendments with the New York Secretary of State promptly after the Special Meeting, and such Proposed Amendments will become effective upon filing with the New York Secretary of State and the occurrence of the effective time specified at the time of such filing, which is expected to occur promptly after the Special Meeting.

The changes proposed to be made to the Current Certificate are marked as additions or deletions in the Proposed Amendments attached hereto as Appendix A, with (1) the changes proposed by Proposed Amendment No. 1 marked in Article 3, and Sections (b), (d)(D), (d)(E) and (d)(F) of Article 4, in each case except for the changes which are proposed by Proposed Amendment No. 2, as specified in this sentence, and (2) the changes proposed by Proposed Amendment No. 2 marked in Article 3, Section (c) of Article 4, the second sentence of Section (d)(D)(i) of Article 4, the first sentence of Section (d)(D)(ii) of Article 4, the second sentence of Section (d)(E)(i) of Article 4, and the first sentence of Section (d)(E)(ii) of Article 4. The summary contained herein of the Proposed Amendments should be read in conjunction with and is qualified in its entirety by reference to the full text of the Proposed Amendments set forth in Appendix A.

1         Proposed Amendment No. 1: To effect a five-for-one forward stock split, with a proportional increase in the number of authorized shares of our Capital Stock, a proportional reduction in the par value of our Class A Common Stock, Class B Common Stock and Six Percent (6%) Voting Cumulative Preferred Stock, and a proportional reduction in the stated value, dividend rate, redemption price and conversion price of the designated series of our Class A Preferred Stock

We are asking shareholders to approve a five-for-one forward split (the “Stock Split”), with a proportionate increase in the number of authorized shares of our Capital Stock, a proportional reduction in the par value of our Class A Common Stock, Class B Common Stock and Six Percent (6%) Cumulative Voting Preferred Stock, $0.25 par value per share (“6% Preferred Stock”) and a proportional reduction in the stated value, dividend rate, redemption price and conversion price, as applicable, of the designated series of our Preferred Stock with $0.025 Par Value, Class A (“Class A Preferred Stock”), to be effected through an amendment to the Current Certificate. As of the date of this proxy statement, the Current Certificate authorizes the issuance of up to 38,430,000 shares of Capital Stock, consisting of (i) 20,000,000 shares of Class A Common Stock; (ii) 10,000,000 shares of Class B Common Stock; (iii) 200,000 shares of 6% Preferred Stock; (iv) 30,000 shares of Preferred Stock Without Par Value; and (v) 8,200,000 shares of Class A Preferred Stock. The Current Certificate provides that the Preferred Stock Without Par Value and the Class A Preferred Stock may be issued in series by our Board of Directors. Our Board has not designated any series of Preferred Stock Without Par Value and such class of stock is proposed to be removed from our authorized stock as discussed in Proposed Amendment No. 2 below. Currently there are three series of Class A Preferred Stock currently designated, consisting of (i) 1,000,000 shares of 10% Series A Preferred Stock; (ii) 400,000 shares of 10% Series B Preferred Stock; and (iii) 6,602 shares of Convertible Participating Preferred Stock (“Participating Preferred Stock”).

Purposes and Effects of Proposed Stock Split and Increase in Authorized Shares of Capital Stock

The Board believes that the Stock Split and the increase of the authorized shares of our Capital Stock is in the best interests of the Company and its shareholders. The trading price of our Common Stock has risen significantly over the past several years. The Company believes that the increase in the number of outstanding shares resulting from the Stock Split will reduce the market price of the Common Stock to a range that will make the Common Stock more accessible for current and prospective Seneca investors, supporting a liquid market. Because our Restated Certificate of Incorporation provides that the Class A Common Stock may not be split unless the Class B Common Stock is split in the same proportion and in the same manner, the Stock Split applies to both classes of our Common Stock. To maintain the relative voting rights and economic value of each class and series of preferred stock before and after the Stock Split, the Stock Split also applies to our 6% Preferred Stock and Class A Preferred Stock, including the currently designated series of Class A Preferred Stock. Additionally, the stated value, dividend rate, redemption price and conversion price for the designated series of our Class A Preferred Stock will be proportionately reduced in connection with the Stock Split so that the aggregate amount of dividends and aggregate redemption proceeds payable with respect to our preferred stock, and the applicable conversion ratio will remain unchanged after the Stock Split. The Stock Split will not apply to the Preferred Stock Without Par Value, which is proposed to be removed from our authorized capital as discussed in Proposed Amendment No. 2 below.

If shareholders approve the Proposed Amendments, the total number of authorized or designated shares of our Capital Stock will be proportionally increased as follows.

	Authorized Capital Stock
	Current	Proposed Post-Stock Split
Class A Common Stock	20,000,000	100,000,000
Class B Common Stock	10,000,000	50,000,000
6% Preferred Stock	200,000	1,000,000
Class A Preferred Stock	8,200,000	41,000,000
Preferred Stock Without Par Value	30,000	To be removed from authorized capital pursuant to Proposed Amendment No. 2

	Designated Class A Preferred Stock
	Current	Proposed Post-Stock Split
10% Series A Preferred Stock	1,000,000	5,000,000
10% Series B Preferred Stock	400,000	2,000,000
Participating Preferred Stock	6,602	33,010

As of September 14, 2026, 5,211,510 shares of Class A Common Stock, 1,558,207 shares of Class B Common Stock, 200,000 shares of 6% Preferred Stock, 407,240 shares of 10% Series A Preferred Stock, 400,000 shares of 10% Series B Preferred Stock and 6,602 shares of Participating Preferred Stock were outstanding. If shareholders approve Proposed Amendment No. 1, each holder of Class A Common Stock, Class B Common Stock, 6% Preferred Stock, 10% Series A Preferred Stock, 10% Series B Preferred Stock and Participating Preferred Stock immediately prior to the effective time of the Stock Split will become the record owner of four additional shares of Class A Common Stock, Class B Common Stock, 6% Preferred Stock, 10% Series A Preferred Stock, 10% Series B Preferred Stock and Participating Preferred Stock then owned, respectively. No action by shareholders is required to receive the additional shares.

The Stock Split will not, by itself, change a shareholder’s proportionate equity interest in the Company or the relative voting power of the holders of our Capital Stock. All shares issued as a result of the Stock Split will be issued in book-entry form. Because the Stock Split is a five‑for‑one forward split, no fractional shares are expected to be issued.

If shareholders approve the Proposed Amendments, the par value per share or stated value per share of our Capital Stock will be proportionally reduced as follows and the Stock Split will not change the aggregate par value of our outstanding Class A Common Stock, Class B Common Stock or 6% Preferred Stock or the aggregate stated value of our 10% Series A Preferred Stock, 10% Series B Preferred Stock or Participating Preferred Stock.

	Par Value
	Current	Proposed Post-Stock Split
Class A Common Stock	$0.25	$0.05
Class B Common Stock	$0.25	$0.05
6% Preferred Stock	$0.25	$0.05
Class A Preferred Stock	$0.025	No change
Preferred Stock Without Par Value	N/A	To be removed from authorized capital pursuant to Proposed Amendment No. 2

	Stated Value
	Current	Proposed Post-Stock Split
10% Series A Preferred Stock	$0.25	$0.05
10% Series B Preferred Stock	$0.25	$0.05
Participating Preferred Stock	$12.00	$2.40

The Current Certificate provides that the 6% Preferred Stock is entitled to cash dividends at the rate of six percent of the par value per share per year. Because the Proposed Amendments provide for a proportional reduction in the par value of the 6% Preferred Stock, the Stock Split will not change the aggregate annual dividends payable with respect to the 6% Preferred Stock. If shareholders approve the Proposed Amendments, the dividend rate for the designed series of our Class A Preferred Stock will be proportionally reduced as follows and the Stock Split will not change the aggregate annual dividends payable with respect to each series of Class A Preferred Stock.

	Dividend Rate
	Current	Proposed Post-Stock Split
10% Series A Preferred Stock	$0.025	$0.005
10% Series B Preferred Stock	$0.025	$0.005
Participating Preferred Stock	N/A	N/A

The Current Certificate provides that the 10% Series A Preferred Stock and the 10% Series B Preferred Stock may be redeemed by the Company for an amount equal to $0.25 per share plus any accrued and unpaid dividends. If shareholders approve the Proposed Amendments, the redemption price for the 10% Series A Preferred Stock and the 10% Series B Preferred Stock will be proportionally reduced as follows and the Stock Split will not change the aggregate redemption payments with respect to the 10% Series A Preferred Stock or the 10% Series B Preferred Stock.

	Redemption Price
	Current	Proposed Post-Stock Split
10% Series A Preferred Stock	$0.25	$0.05
10% Series B Preferred Stock	$0.25	$0.05

The Current Certificate provides that the Participating Preferred Stock is convertible into Class A Common Stock based on a conversion ratio determined by dividing the stated value per share of the Participating Preferred Stock (currently $12.00) by a conversion price of $12.00 per share, as subject to adjustment. There have been no adjustments to the conversion price since the shares of Participating Preferred Stock were first issued. Accordingly, the Participating Preferred Stock is currently convertible based on a 1:1 ratio. If shareholders approve the Proposed Amendments, the conversion price of the Participating Preferred Stock will be proportionally reduced as follows and the conversion ratio after the Stock Split will remain at 1:1. The Proposed Amendments will also clarify that no adjustment to the conversion price will be required if the Company simultaneously effects a forward stock split or reverse stock split with respect to the Participating Preferred Stock that is proportional to the forward stock split or reverse stock split effected with respect to our Class A Common Stock.

	Conversion Price
	Current	Proposed Post-Stock Split
Participating Preferred Stock	$12.00	$2.40

The Current Certificate provides that the 10% Series A Preferred Stock is convertible into one (1) share of Class A Common Stock and one (1) share of Class B Common Stock for every twenty (20) shares of 10% Series A Preferred Stock and the 10% Series B Preferred Stock is convertible into one (1) share of Class A Common Stock and one (1) share of Class B Common Stock for every thirty (30) shares of 10% Series B Preferred Stock. Because the Stock Split will apply to all classes and series of our Capital Stock (with the exception of the Preferred Stock Without Par Value, which is proposed to be removed from our authorized capital as discussed in Proposed Amendment No. 2 below), the Proposed Amendments will clarify that no adjustment will be required if the Company simultaneously effects a forward stock split or reverse stock split with respect to the 10% Series A Preferred Stock and the 10% Series B Preferred Stock that is proportional to the forward stock split or reverse stock split effected with respect to our Common Stock.

The Stock Split is not expected to have any effect on the Company’s consolidated results of operations; however, the increase in the number of outstanding shares will proportionally reduce net income per share and other per‑share amounts.

Effect of the Stock Split on Equity Incentive Plans

In connection with the Stock Split, and pursuant to the anti-dilution adjustment provisions in the Company’s 2026 Equity Incentive Plan (the “2026 Equity Plan”), a proportionate adjustment will be made to the number of shares of Common Stock that remain available for issuance pursuant to the 2026 Equity Plan, as well as to the outstanding awards under the Company’s 2007 Equity Incentive Plan, as amended and extended in 2017 (the “2007 Equity Plan”). Specifically, the number of shares that remain available for issuance pursuant to the 2026 Equity Plan will increase by a multiple of five and the number of shares subject to outstanding awards under the 2007 Equity Plan will increase by a multiple of five.

Interests of Certain Persons in the Proposal

Our officers and directors have an interest in this proposal as a result of their ownership of shares of our Capital Stock, as set forth in the section entitled “Ownership of Company Stock.” However, we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any of our other shareholders.

Anti-Takeover Considerations

Although an increase in the authorized shares of Capital Stock could, under certain circumstances, be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of our company with another company), the Board is not proposing the Proposed Amendments in response to any effort to accumulate our stock or obtain control of the company by means of a merger, tender offer, or solicitation in opposition of management. Also, while we have no present intention to issue shares of preferred stock in a manner which would have an anti-takeover effect or otherwise, the issuance of preferred stock could have certain other anti-takeover effects under certain circumstances. Since the voting rights to be accorded to any series of Class A Preferred Stock remain to be fixed by the Board, the holders of preferred stock may be authorized by the Board to vote separately as a class in connection with approval of certain extraordinary corporate transactions or be given a large number of votes per share. Such preferred stock could also be convertible into a large number of shares of Common Stock under certain circumstances or have other terms which might render the acquisition of a controlling interest in us more difficult or more costly. Shares of preferred stock could be privately placed with purchasers who might side with the management of the Company in opposing a hostile tender offer or other attempt to obtain control.

U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to us and our shareholders. The federal tax laws may change and the federal, state and local tax consequences of the effectiveness of the Stock Split will depend upon his or her individual circumstances.

We have been advised that the proposed forward stock split will result in no gain or loss or realization of taxable income to owners of our Capital Stock under existing United States federal income tax laws. The tax basis of each share of Capital Stock held immediately before the Stock Split will be allocated pro rata between this original share and the new shares of Capital Stock distributed with respect to the original share. Each new share will be deemed to have been acquired at the same time as the original share with respect to which the new share was issued. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares, and shareholders are urged to consult their own tax advisers.

Forward Stock Split Implementation

If our shareholders approve the Proposed Amendments, the Stock Split would become effective upon the filing and effectiveness of the Proposed Amendments with the Secretary of State of the State of New York. Assuming our shareholders approve the Proposed Amendments, it is expected this filing will take place promptly following a determination by our Board, in its discretion, to proceed with effecting the Stock Split. However, the exact timing of the filing of the Proposed Amendments will be determined by our Board based on its evaluation as to when and if such action will be the most advantageous to us and our shareholders. Our Board reserves the right, notwithstanding shareholder approval and without further action by our shareholders, to elect not to proceed with the Stock Split if, at any time prior to filing the Proposed Amendments, our Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our shareholders to proceed.

Upon filing and effectiveness of the Proposed Amendments with the Secretary of State of the State of New York, the Stock Split shall occur without any further action on the part of us or our shareholders. Book-entries dated as of a date prior to the effective time of the Stock Split representing outstanding shares of Capital Stock shall, immediately after the effective time of the Stock Split, represent a number of shares equal to the same number of shares of Capital Stock as is reflected on the book-entries, multiplied by five. Stock certificates dated as of a date prior to the effective time of the Stock Split representing outstanding shares of our Capital Stock will continue to represent the same number of shares of the Company’s stock as they did prior to such time. Each shareholder of record holding a stock certificate dated as of a date prior to the effective time of the Stock Split will become the record owner of four additional shares of the applicable class of series of Capital Stock represented by such certificate. Distribution of the additional shares as a result of the Stock Split will be effected in book-entry form.

EXISTING CERTIFICATES WILL CONTINUE TO REPRESENT THE SAME NUMBER OF SHARES LISTED ON THE CERTIFICATES. EXISTING CERTIFICATES WILL NOT BE EXCHANGED FOR NEW CERTIFICATES. PLEASE DO NOT RETURN ANY CERTIFICATES TO THE COMPANY OR OUR TRANSFER AGENT.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

2         Proposed Amendment No. 2: To remove the Preferred Stock Without Par Value from the authorized shares of the Company

The Board of Directors has approved, subject to the approval of the Company’s shareholders, an amendment to the Current Certificate to delete Section (c) of Article 4 thereof in its entirety and remove the Preferred Stock Without Par Value from the authorized shares of the Company.

The Current Certificate authorizes thirty thousand (30,000) shares of Preferred Stock Without Par Value, to be issued in series by our Board of Directors, pursuant to the provisions of Section (c) of Article 4 of the Current Certificate, subject to the limitations prescribed by law. Our Board has not designated any series of Preferred Stock Without Par Value and no shares of that class have ever been issued.

On September 21, 2026, our Board unanimously approved and declared advisable, and hereby recommends to our shareholders, the approval of this Proposed Amendment No. 2, which will remove the Preferred Stock Without Par Value from the authorized shares of the Company.

If this Proposed Amendment No. 2 is approved by the Company’s shareholders, Section (c) of Article 4 of the Current Certificate will be deleted in its entirety along with all references to the Preferred Stock Without Par Value elsewhere in the Current Certificate.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OWNERSHIP OF COMPANY STOCK

Security Ownership of Certain Beneficial Owners

To the best of the Company’s knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange of 1934, as amended (the “Exchange Act”)) beneficially owned, as of September 14, 2026, more than five percent of the shares of any class of the Company’s voting securities except as set forth in the following table. Beneficial ownership for these purposes is determined in accordance with applicable SEC rules and includes shares over which a person has sole or shared voting and investment power. The holdings of Common Stock listed in the table do not include the shares obtainable upon conversion of the 10% Series A Preferred Stock and the 10% Series B Preferred Stock, which currently are convertible into one share of Class A Common Stock and one share of Class B Common Stock for every 20 shares of 10% Series A Preferred Stock and 30 shares of 10% Series B Preferred Stock.

Amount of Shares and Nature of Beneficial Ownership

Title of Class	Name and Address of Beneficial Owner	Sole Voting/ Investment Power	Shared Voting/ Investment Power	Total	(1) Percent of Class
6% Preferred Stock	Michael S. Wolcott
	Rochester, New York	56,066	-	56,066	28.02%

	Kurt C. Kayser
	Bradenton, Florida	27,536	-	27,536	13.77%

	Susan W. Stuart
	Longboat Key, Florida	25,296	-	25,296	12.65%

	Bruce S. Wolcott
	Canandaigua, New York	25,296	-	25,296	12.65%

	Grace W. Wadell
	Johns Island, South Carolina	25,292	-	25,292	12.65%

	Mark S. Wolcott
	Penn Yan, New York	25,292	-	25,292	12.65%

	Peter B. Wolcott
	Torrington, Connecticut	15,222	-	15,222	7.61%

10% Series A	Marilyn W. Kayser	141,644	-	141,644	34.78%
Preferred Stock	Sarasota, Florida

	Bruce S. Wolcott	26,605	26,605	53,210	13.07%

	Susan W. Stuart	26,605	26,605	53,210	13.07%

	Mark S. Wolcott	26,605	26,605	53,210	13.07%

	Grace W. Wadell	26,605	26,605	53,210	13.07%

	Kraig H. Kayser	32,168	-	32,168	7.90%
	Bradenton, Florida

	Hannelore Wolcott-Bailey	20,588	-	20,588	5.04%
	Penn Yan, New York

10% Series B	Marilyn W. Kayser	165,080	-	165,080	41.27%
Preferred Stock
	Kraig H. Kayser	91,400	-	91,400	22.85%

	Bruce S. Wolcott	15,100	15,100	30,200	7.55%

	Susan W. Stuart	15,100	15,100	30,200	7.55%

	Mark S. Wolcott	15,100	15,100	30,200	7.55%

	Grace W. Wadell	15,100	15,100	30,200	7.55%

	Hannelore Wolcott-Bailey	22,720	-	22,720	5.68%

Amount of Shares and Nature of Beneficial Ownership (Continued)

Title of Class	Name and Address of Beneficial Owner	Sole Voting/ Investment Power	Shared Voting/ Investment Power	Total		(1) Percent of Class
Class A	Dimensional Fund Advisors LP
Common Stock	6300 Bee Cave Road, Building One
	Austin, Texas	484,143	-	484,143	(2)	9.29%

	BlackRock Inc.
	50 Hudson Yards
	New York, New York	435,312	-	435,312	(3)	8.35%

	Seneca Foods 401(k) Employees’ Savings Plan	346,020	-	346,020		6.64%

	American Century Investment Management, Inc.
	4500 Main Street, 9th Floor
	Kansas City, Missouri	291,319	-	291,319	(4)	5.59%

Class B	Seneca Foods Pension Plan	471,000	-	471,000		30.23%
Common Stock
	Kraig H. Kayser	133,709	48,053	181,762	(5)	11.66%

	Susan W. Stuart	63,492	65,047	128,539	(6)	8.25%

	Seneca Foods 401(k) Employees’ Savings Plan	103,977	-	103,977		6.67%

	Bruce S. Wolcott	64,059	18,894	82,953		5.32%

	Grace W. Wadell	61,752	17,154	78,906		5.06%

(1)	The applicable percentage of beneficial ownership is based on the number of shares of each class of voting stock outstanding as of September 14, 2026.
(2)

Based solely upon an amended Statement on Schedule 13G filed with the SEC on February 9, 2024 by Dimensional Fund Advisors LP (“Dimensional”) reporting (i) sole power to vote or direct the vote of 479,056 shares, (ii) shared power to vote or direct the vote of zero shares, (iii) sole power to dispose or direct the disposition of 484,143 shares, and (iv) shared power to dispose or direct the disposition of zero shares, of the Company’s Class A Common Stock. Dimensional reports that these securities are owned by various investment funds to which Dimensional acts as an investment advisor or serves as investment manager or sub-advisor, which have the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of the Company’s Class A Common Stock, and to its knowledge no one fund’s interest is more than five percent of the total outstanding shares of Class A Common Stock. Dimensional disclaims beneficial ownership of these shares.

(3)

Based solely upon an amended Statement on Schedule 13G filed with the SEC on January 26, 2024 by BlackRock, Inc. (“BlackRock”) reporting (i) sole power to vote or direct the vote of 423,069 shares, (ii) shared power to vote or direct the vote of zero shares, (iii) sole power to dispose or direct the disposition of 435,312 shares, and (iv) shared power to dispose or direct the disposition of zero shares, of the Company’s Class A Common Stock. BlackRock reports that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Company’s Class A Common Stock. No one person’s interest in the Company’s Class A Common Stock is more than five percent of the total outstanding shares of Class A Common Stock.

(4)

Based solely upon Schedule 13G filed with the SEC on August 14, 2026 by American Century Investment Management, Inc. (ACIM), American Century Companies, Inc. (ACC), Stowers Institute for Medical Research (Stowers Institute), and American Century ETF Trust. The Schedule 13G reported that each of ACIM, ACC and Stowers Institute has sole voting power and sole dispositive power over 291,319 shares of the Company's Class A Common Stock. American Century ETF Trust has sole voting power and sole dispositive power over 272,841 shares of the Company's Class A Common Stock. ACC is controlled by Stowers Institute. ACIM is a wholly owned subsidiary of ACC.

(5)

Mr. Kayser has sole voting and investment power over 133,709 shares of Class B Common Stock he owns. The shares in the table include personal 401(k) holdings of 973 shares. Mr. Kayser has shared voting and investment power with respect to (i) 46,153 shares held by the Seneca Foods Foundation (the “Foundation”), of which Mr. Kayser is a director and (ii) 1,900 shares held in a trust, for which Mr. Kayser is the custodian.

(6)

The shares reported in the table include 18,894 shares of Class B Common Stock held by Ms. Stuart’s husband and 46,153 shares held by the Foundation, of which Ms. Stuart is a director. The shares in the table do not include 471,000 shares held by the Pension Plan, of which Ms. Stuart’s husband is a trustee. Ms. Stuart has shared voting and investment power with respect to the shares held by the Foundation. She disclaims beneficial ownership of the shares held by her husband.

Security Ownership of Management and Directors

The following table sets forth certain information available to the Company with respect to shares of all classes of the Company’s voting securities owned by each director, by each executive officer and by all directors and executive officers as a group, as of September 14, 2026. Beneficial ownership for these purposes is determined in accordance with applicable SEC rules and includes shares over which a person has sole or shared voting power or investment power. The holdings of Common Stock listed in the table do not include the shares obtainable upon conversion of the 10% Series A Preferred Stock and the 10% Series B Preferred Stock, which currently are convertible into one share of Class A Common Stock and one share of Class B Common Stock for every 20 shares of 10% Series A Preferred Stock and 30 shares of 10% Series B Preferred Stock.

Name of Beneficial Owner	Title of Class	Shares Beneficially Owned	(1) Percent of Class
Kraig H. Kayser	Class A Common Stock (2)	156,073	2.99%
	Class B Common Stock (3)	181,762	11.66%
	10% Series A Preferred Stock (2)	32,168	7.90%
	10% Series B Preferred Stock (2)	91,400	22.85%

Kathryn J. Boor		-	*

Peter R. Call	Class A Common Stock	6,097	*

John P. Gaylord	Class A Common Stock	1,000	*

Linda K. Nelson		-	*

Donald J. Stuart	Class A Common Stock (4)	69,830	1.34%
	Class B Common Stock (4)	82,386	5.29%
	6% Preferred Stock (4)	25,296	12.65%
	10% Series A Preferred Stock (4)	53,210	13.07%
	10% Series B Preferred Stock (4)	30,200	7.55%

Bruce E. Ware		-	*

Keith A. Woodward	Class A Common Stock	500	*

Paul L. Palmby	Class A Common Stock (5)	106,305	2.04%
	Class B Common Stock (5)	50,686	3.25%

Michael S. Wolcott	Class A Common Stock (6)	10,517	*
	Class B Common Stock (6)	17,296	1.11%
	6% Preferred Stock (6)	56,066	28.02%

Timothy R. Nelson	Class A Common Stock (7)	3,640	*
	Class B Common Stock (7)	1,434	*

Dean E. Erstad	Class A Common Stock (8)	609	*
	Class B Common Stock (8)	1,000	*

All directors and executive officers as a group	Class A Common Stock	269,450	5.17%
	Class B Common Stock	288,411	18.51%
	6% Preferred Stock	81,362	40.68%
	10% Series A Preferred Stock	85,378	20.97%
	10% Series B Preferred Stock	121,600	30.40%

*	Less than 1.0%
(1)	The applicable percentage of beneficial ownership is based on the number of shares of each class of voting stock outstanding as of September 14, 2026.
(2)

All shares in the table reflect shares owned directly by Mr. Kayser with the exception of 85,121 shares of Class A Common Stock held by the Foundation, of which Mr. Kayser is a director and 3,300 shares of Class A Common Stock held in a trust, for which Mr. Kayser is the custodian. The shares in the table include personal 401(k) holdings of 3,239 shares of Class A Common Stock.

(3)	See note 5 to the table under the heading “Security Ownership of Certain Beneficial Owners”.
(4)

The shares in the table include the following shares held directly by Mr. Stuart: (i) 12,616 shares of Class A Common Stock, (ii) 18,894 shares of Class B Common Stock, (iii) 26,605 shares of 10% Series A Preferred Stock, and (iv) 15,100 shares of 10% Series B Preferred Stock. The shares in the table also include the following shares held directly by Mr. Stuart’s wife: (i) 57,214 shares of Class A Common Stock, (ii) 63,492 shares of Class B Common Stock, (iii) 25,296 shares of 6% Preferred Stock, (iv) 26,605 shares of 10% Series A Preferred Stock, and (v) 15,100 shares of 10% Series B Preferred Stock. Mr. Stuart disclaims beneficial ownership of the shares held by his wife.

(5)

The shares in the table include 21,184 and 4,533 shares of Class A and Class B Common Stock, respectively, held directly by Mr. Palmby. Mr. Palmby also has shared voting and investment power with respect to the Class A and Class B Common Stock held by the Foundation, which totaled 85,121 and 46,153, respectively in the table above.

(6)

Mr. Wolcott has sole voting and investment power over 10,517 and 17,296 shares of Class A and Class B Common Stock owned by him, including personal 401(k) holdings of 736 and 211 shares of Class A and Class B Common Stock, respectively. Mr. Wolcott also has 56,066 shares of 6% Preferred Stock held directly by him.

(7)

Mr. Nelson has sole voting and investment power over 3,640 and 1,434 shares of Class A and Class B Common Stock owned by him, including personal 401(k) holdings of 1,444 and 434 shares of Class A and Class B Common Stock, respectively.

(8)	Mr. Erstad has sole voting and investment power over 609 and 1,000 shares of Class A and Class B Common Stock owned by him, respectively.

OTHER MATTERS

The management of the Company does not know of any other matters to come before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jesse J. Patton

JESSE J. PATTON
Secretary

APPENDIX A

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
SENECA FOODS CORPORATION

Under Section 805 of the Business Corporation Law

FIRST: The name of the corporation is SENECA FOODS CORPORATION (the “Corporation”). The name under which it was originally formed is “SENECA GRAPE JUICE CORPORATION”.

SECOND: The certificate of incorporation of the Corporation (as amended, supplemented, or restated, the “Certificate of Incorporation”) was filed by the Department of State of the State of New York on August 17, 1949.

THIRD: The Certificate of Incorporation is hereby amended as follows:

A.	Article 3 of the Certificate of Incorporation relating to the authorized Capital Stock of the Corporation is amended to read in its entirety as follows:

3.          The Capital Stock of the Corporation shall consist of ~~twenty million (20,000,000)~~ one hundred million (100,000,000) shares of Class A Common Stock of the par value of ~~$0.25~~ $0.05 each; ~~ten million (10,000,000)~~ fifty million (50,000,000) shares of Class B Common Stock of the par value of ~~$0.25~~ $0.05 each; ~~two hundred thousand (200,000)~~ one million (1,000,000) shares of Six Percent (6%) Voting Cumulative Preferred Stock of the par value of ~~$0.25~~ $0.05 each; ~~thirty thousand (30,000) shares of Preferred Stock Without Par Value, to be issued in series by the Board of Directors, pursuant to the provisions of Article 4, Section (c) hereof, subject to the limitations prescribed by law;~~ and ~~eight million two hundred thousand (8,200,000)~~ forty one million (41,000,000) shares of Preferred Stock with $.025 par value, Class A, to be issued in series by the Board of Directors pursuant to the provisions of Article 4, Section (d) hereof, subject to the limitations prescribed by law.

Effective immediately upon the filing and effectiveness of this Certificate of Amendment to the Certificate of Incorporation (this “Certificate of Amendment”) with the Secretary of State of the State of New York (the “Effective Time”), (i) every one (1) share of Class A Common Stock issued as of immediately prior to the Effective Time shall automatically, without any further action by the Corporation or the shareholders thereof, be automatically subdivided and reclassified into five (5) validly issued, fully-paid and nonassessable shares of Class A Common Stock outstanding; (ii) every one (1) share of Class B Common Stock issued as of immediately prior to the Effective Time shall automatically, without any further action by the Corporation or the stockholders thereof, be automatically subdivided and reclassified into five (5) validly issued, fully-paid and nonassessable shares of Class B Common Stock outstanding; (iii) every one (1) share of Six Percent (6%) Voting Cumulative Preferred Stock issued as of immediately prior to the Effective Time shall automatically, without any further action by the Corporation or the shareholders thereof, be automatically subdivided and reclassified into five (5) validly issued, fully-paid and nonassessable shares of Six Percent (6%) Voting Cumulative Preferred Stock outstanding; (iv) every one (1) share of 10% Voting Preferred Stock issued as of immediately prior to the Effective Time shall automatically, without any further action by the Corporation or the stockholders thereof, be automatically subdivided and reclassified into five (5) validly issued, fully-paid and nonassessable shares of 10% Voting Preferred Stock outstanding; (v) every one (1) share of Series B Preferred Stock issued as of immediately prior to the Effective Time shall automatically, without any further action by the Corporation or the stockholders thereof, be automatically subdivided and reclassified into five (5) validly issued, fully-paid and nonassessable shares of Series B Preferred Stock outstanding; and (vi) every one (1) share of Participating Preferred Stock issued as of immediately prior to the Effective Time shall automatically, without any further action by the Corporation or the stockholders thereof, be automatically subdivided and reclassified into five (5) validly issued, fully-paid and nonassessable shares of Participating Preferred Stock outstanding (the “Forward Stock Split”). Each certificate that immediately prior to the filing and effectiveness of this Certificate of Amendment represented shares of capital stock of the Corporation shall continue to represent the same number of shares of such class or series of capital stock as stated on such certificate and the additional shares resulting from the Stock Split will be distributed to the shareholder of record in book-entry form.

B.	Article 4, Section (c) of the Certificate of Incorporation relating to the Preferred Stock Without Par Value is deleted in its entirety and replaced with the following: “Intentionally Omitted.”

C.	Article 4, Section (d)(D) of the Certificate of Incorporation relating to the First Series of Class A Preferred Stock is amended to read in its entirety as follows:

(D)         First Series of Class A Preferred Stock. The first series of ~~1,000,000~~ 5,000,000 shares of Class A Preferred Stock shall be designated Ten Percent (10%) Cumulative Convertible Voting Preferred Stock--Series A, ~~$0.25~~ $0.05 stated value (hereinafter called “10% Voting Preferred Stock”), and shall have the following rights, preferences and limitations:

D.	Article 4, Section (d)(D)(i) of the Certificate of Incorporation relating to dividends on the First Series of Class A Preferred Stock is amended to read in its entirety as follows:

(i)         Dividends. The holders of the 10% Voting Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, but only out of surplus legally available for the payment of dividends, cumulative cash dividends at the rate of (A) $.025 per share per annum, and no more, payable on the first days of January and July, commencing January l, 1984 and ending July 1, 2026 and (B) ten percent (10%) of the stated value per share per annum, and no more, payable on the first days of January and July, commencing January 1, 2027. Such dividends shall be payable after all past and current dividends on the Six Percent (6%) Voting Cumulative Preferred Stock ~~and the Preferred Stock Without Par Value~~ have been declared and paid, or a sum sufficient therefor has been set aside for that purpose, and before any dividends (other than a stock dividend in shares of the same class of stock) on any class of common stock shall be paid or set apart for payment or any shares of such stock shall be acquired for consideration. Dividends shall be cumulative from and after the date of issue of such shares, but any arrearages in payment shall not bear interest.

E.

The first paragraph of Article 4, Section (d)(D)(ii) of the Certificate of Incorporation relating to the redemption of the First Series of Class A Preferred Stock is amended to read in its entirety as follows:

(ii)         Redemption. Provided that dividends on the Six Percent (6%) Voting Cumulative Preferred Stock ~~and the Preferred Stock Without Par Value~~ have been paid or a sum set aside for payment, the Corporation, at the option of the Board of Directors, may redeem all or any part of the 10% Voting Preferred Stock at any time outstanding, at any time or from time to time, upon notice duly given as hereinafter provided for an amount in respect of each share to be redeemed equal to the sum of ~~$0.25~~ the stated value per share and an amount computed at the annual rate of ~~$.025~~ ten percent (10%) of the stated value per annum per share from and after the date on which dividends on such share became cumulative to and including the date fixed for such redemption, less the aggregate of the dividends theretofore and on such redemption date paid, but computed without interest.

F.	Article 4, Section (d)(D)(iv)(a) of the Certificate of Incorporation relating to the conversion of the First Series of Class A Preferred Stock is amended to read in its entirety as follows:

(iv)         Conversion. The holders of 10% Voting Preferred Stock shall have the right, at their option, to convert such shares into shares of common stock, ~~$0.25~~ $0.05 par value, at any time after the issuance thereof, on and subject to the following terms and conditions:

(a)          The 10% Voting Preferred Stock shall be convertible, at the office of the Corporation or at such other office or offices, if any, as the Board of Directors may designate, into fully paid and non-assessable shares of Class A Common Stock and Class B Common Stock (calculated as to each conversion to the nearest 1/10 of a share) at the conversion rate, determined as hereinafter provided, in effect at the time of conversion. The conversion rate shall be one (l) share of Class A Common Stock and one (1) share of Class B Common Stock for every twenty (20) shares of 10% Voting Preferred Stock. In case the Corporation shall at any time subdivide its outstanding shares of common stock into a greater number of shares or shall pay in shares of common stock a dividend on then outstanding shares of common stock, the number of shares of common stock into which the 10% Voting Preferred Stock is convertible shall be proportionately increased and, conversely, in case the Corporation shall at any time combine its outstanding shares of common stock into a smaller number of shares, the number of shares of common stock into which the 10% Voting Preferred Stock is convertible shall be proportionately reduced. Notwithstanding anything to the contrary contained in this Section (d)(D)(iv) of Article 4, no adjustment shall be made if the Corporation (i) simultaneously subdivides its outstanding shares of 10% Voting Preferred Stock into a greater number of shares or shall pay in shares of 10% Voting Preferred Stock a dividend on then outstanding shares of 10% Voting Preferred Stock that is proportionate to the subdivision of or stock dividend on its outstanding shares of common stock or (ii) simultaneously combines its outstanding shares of 10% Voting Preferred Stock into a smaller number of shares that is proportionate to the combination of it outstanding shares of common stock. If any capital reorganization or reclassification of the capital stock of the Corporation, or any consolidation or merger of the Corporation with another corporation, shall be effected, the holder of 10% Voting Preferred Stock shall thereafter be entitled upon the exercise of conversion rights to receive the number and kind of shares of stock, securities or assets which the holder would have been entitled to receive in connection with such reorganization, recapitalization, merger or consolidation if he had been a holder of the number of shares of common stock of the Corporation issuable upon the conversion of his 10% Voting Preferred Stock immediately prior to the time such reorganization, recapitalization, merger, or consolidation became effective. No adjustment shall be made upon any conversion on account of any dividends accrued on the shares of 10% Voting Preferred Stock surrendered for conversion or on account of any dividend on the shares of common stock issued on such conversion.

G.	Article 4, Section (d)(E) of the Certificate of Incorporation relating to the Second Series of Class A Preferred Stock is amended to read in its entirety as follows:

(E)         Second Series of Class A Preferred Stock. The second series of ~~400,000~~ 2,000,000 shares of Class A Preferred Stock shall be designated Ten Percent (10%) Cumulative Convertible Voting Preferred Stock--Series B, ~~$0.25~~ $0.05 stated value (hereinafter called “Series B Preferred Stock”), and shall have the following rights, preferences and limitations:

H.	Article 4, Section (d)(D)(i) of the Certificate of Incorporation relating to dividends on the Second Series of Class A Preferred Stock is amended to read in its entirety as follows:

(i)         Dividends. The holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, but only out of surplus legally available for the payment of dividends, cumulative cash dividends at the rate of (A) $.025 per share per annum, and no more, payable on the first days of January and July, commencing July 1, 1985 and ending July 1, 2026 and (B) ten percent (10%) of the stated value per share per annum, and no more, payable on the first days of January and July, commencing January 1, 2027. Such dividends shall be payable after all past and current dividends on the Six Percent (6%) Voting Cumulative Preferred Stock ~~and the Preferred Stock Without Par Value~~ have been declared and paid, or a sum sufficient therefor has been set aside for that purpose, and before any dividends (other than a stock dividend in shares of the same class of stock) on any class of common stock shall be paid or set apart for payment or any shares of such stock shall be acquired for consideration. Dividends shall be cumulative from and after the date of issue of such shares, but any arrearages in payment shall not bear interest.

I.

The first paragraph of Article 4, Section (d)(E)(ii) of the Certificate of Incorporation relating to the redemption of the Second Series of Class A Preferred Stock is amended to read in its entirety as follows:

(ii)         Redemption. Provided that dividends on the Six Percent (6%) Voting Cumulative Preferred Stock ~~and the Preferred Stock without Par Value~~ have been paid or a sum set aside for payment, the Corporation, at the option of the Board of Directors, may redeem all or any part of the Series B Preferred Stock at any time outstanding, at any time or from time to time, upon notice duly given as hereinafter provided for an amount in respect of each share to be redeemed equal to the sum of ~~$0.25~~ the stated value per share and an amount computed at the annual rate of ~~$.025~~ ten percent (10%) of the stated value per annum per share from and after the date on which dividends on such share became cumulative to and including the date fixed for such redemption, less the aggregate of the dividends theretofore and on such redemption date paid, but computed without interest.

J.	Article 4, Section (d)(E)(iv)(a) of the Certificate of Incorporation relating to the conversion of the First Series of Class A Preferred Stock is amended to read in its entirety as follows:

(iv)         Conversion. The holders of Series B Preferred Stock shall have the right, at their option, to convert such shares into shares of common stock, ~~$0.25~~ $0.05 par value, at any time after the issuance thereof, on and subject to the following terms and conditions:

(a)         The Series B Preferred Stock shall be convertible, at the office of the Corporation or at such other office or offices, if any, as the Board of Directors may designate, into fully paid and non-assessable shares of Class A Common Stock and Class B Common Stock (calculated as to each conversion to the nearest 1/10 of a share) at the conversion rate, determined as hereinafter provided, in effect at the time of conversion. The conversion rate shall be one (1) share of Class A Common Stock and one (1) share of Class B Common Stock for every thirty (30) shares of Series B Preferred Stock. In case the Corporation shall at any time subdivide its outstanding shares of common stock into a greater number of shares or shall pay in shares of common stock a dividend on then outstanding shares of common stock, the number of shares of common stock into which the Series B Preferred Stock is convertible shall be proportionately increased and, conversely, in case the Corporation shall at any time combine its outstanding shares of common stock into a smaller number of shares, the number of shares of common stock into which the Series B Preferred Stock is convertible shall be proportionately reduced. Notwithstanding anything to the contrary contained in this Section (d)(E)(iv) of Article 4, no adjustment shall be made if the Corporation (i) simultaneously subdivides its outstanding shares of Series B Preferred Stock into a greater number of shares or shall pay in shares of Series B Preferred Stock a dividend on then outstanding shares of Series B Preferred Stock that is proportionate to the subdivision of or stock dividend on its outstanding shares of common stock or (ii) simultaneously combines its outstanding shares of Series B Preferred Stock into a smaller number of shares that is proportionate to the combination of it outstanding shares of common stock. If any capital reorganization or reclassification of the capital stock of the Corporation, or any consolidation or merger of the Corporation with another corporation, shall be effected, the holder of Series B Preferred Stock shall thereafter be entitled upon the exercise of conversion rights to receive the number and kind of shares of stock, securities or assets which the holder would have been entitled to receive in connection with such reorganization, recapitalization, merger or consolidation if he had been a holder of the number of shares of common stock of the Corporation issuable upon the conversion of his Series B Preferred Stock immediately prior to the time such reorganization, recapitalization, merger, or consolidation became effective. No adjustment shall be made upon any conversion on account of any dividends accrued on the shares of Series B Preferred Stock surrendered for conversion or on account of any dividend on the shares of common stock issued on such conversion.

K.	Article 4, Section (d)(F)(i) of the Certificate of Incorporation relating to the stated value of the Third Series of Class A Preferred Stock is amended to read in its entirety as follows:

(i)         Stated Value. The stated value for each share of Participating Preferred Stock shall be ~~$12~~ $2.40 (the “Stated Value”).

L.	Article 4, Section (d)(F)(vii)(a) of the Certificate of Incorporation relating to the conversion of the Third Series of Class A Preferred Stock is amended to read in its entirety as follows:

(a)         Any holder of Participating Preferred Stock shall have the right, as its option, at any time (but subject to the provisions of paragraph (vii)(b)) to convert, subject to the terms and provisions of this paragraph (vii), any or all of such holder’s shares of Participating Preferred Stock into such number of fully paid and nonassessable shares of Class A Common Stock as is equal to the product of the number of shares of Participating Preferred Stock being so converted multiplied by the quotient of (i) the Stated Value divided by (ii) the conversion price of ~~$12.00~~ $2.40 per share, subject to adjustment as provided in paragraph (vii)(d) (the “Conversion Price”), then in effect. Such conversion right shall be exercised by the surrender of the shares of Participating Preferred Stock to be converted to the Corporation at any time during usual business hours at its principal place of business to be maintained by it, accompanied by written notice that the holder elects to convert such shares and specifying the name or names (with addresses) in which a certificate or certificates for shares of Class A Common Stock are to be issued and (if so required by the Corporation) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to paragraph (vii)(k). All shares of Participating Preferred Stock surrendered for conversion shall be delivered to the Corporation for cancellation and canceled by it and no shares shall be issued in lieu thereof.

M.

Article 4, Section (d)(F)(vii)(d)(1) of the Certificate of Incorporation relating to the adjustment of the conversion price of the Third Series of Class A Preferred Stock is amended to read in its entirety as follows:

(d)          The Conversion Price shall be subject to adjustment as follows:

(1)          In case the Corporation shall at any time or from time to time (A) pay a dividend or make a distribution on the outstanding shares of Class A Common Stock in Class A Common Stock, (B) sub-divide the outstanding shares of Class A Common Stock into a larger number of shares, (C) combine the outstanding shares of Class A Common Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Class A Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Participating Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A Common Stock or other capital stock of the Corporation that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Participating Preferred Stock been converted immediately prior to the occurrence of such event. Notwithstanding anything to the contrary contained in this Section (d)(F)(d) of Article 4, no adjustment shall be made if the Corporation (i) simultaneously subdivides the outstanding shares of Participating Preferred Stock into a larger number of shares or shall pay in shares of Participating Preferred Stock a dividend on then outstanding shares of Participating Preferred Stock that is proportionate to the subdivision of or stock dividend on its outstanding shares of Class A Common Stock or (ii) simultaneously combines the outstanding shares of Participating Preferred Stock into a smaller number of shares that is proportionate to the combination of its outstanding shares of Class A Common Stock. An adjustment made pursuant to this paragraph (vii)(d)(1) shall become effective retroactively (A) in the case of any such dividend or distribution, to the opening of business on the day immediately following the close of business on the record date for the determination of holders of Class A Common Stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

FOURTH: The certificate of amendment was authorized by the vote of the board of directors followed by a vote of the holders of the required votes entitled to vote thereon at a meeting of shareholders.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this ____ day of __________, 2026.

SENECA FOODS CORPORATION

By: ______________________________

Name:

Title

SENECA

VOTE

Preliminary Proxy Card - Subject to Completion

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — MANAGEMENT RECOMMENDS YOU VOTE "FOR" PROPOSALS 1 AND 2.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Joint owners should each sign. Executors, administrators, trustees, guardians, and corporate officers should give their titles.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

04BW6C

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — SENECA FOODS CORPORATION

The undersigned shareholder of SENECA FOODS CORPORATION (the "Company") hereby appoints and constitutes Paul L. Palmby and Jesse J. Patton, and either of them, the proxy or proxies of the undersigned, with full power of substitution and revocation, for and in the name of the undersigned to attend the special meeting of shareholders of the Company to be held at the Woodcliff Hotel & Spa, 199 Woodcliff Drive, Fairport, New York, on Wednesday, November 4, 2026, at 1:00 p.m., Eastern Time, and any and all adjournments thereof (the "Meeting"), and to vote all shares of stock of the Company registered in the name of the undersigned and entitled to vote at the Meeting upon the matters set forth below:

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The shares represented by this Proxy will be voted as directed by the shareholder. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(PLEASE SIGN AND RETURN PROMPTLY)

C Non-Voting Items

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Meeting Attendance
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